Statement of Additional Information Supplement July 20, 2020

For the following funds with statements of additional information dated January 1, 2020 – March 1, 2020 (each as supplemented to date):

American Funds Emerging Markets Bond Fund®
American Funds Global Balanced FundSM

The first paragraph in the “General information” section of the statement of additional information is amended to read as follows:

Custodian of assets — Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund’s portfolio, are held by JP Morgan Chase Bank N.A., 270 Park Avenue, New York, NY 10017-2070, as custodian. If the fund holds securities of issuers outside the U.S., the custodian may hold these securities pursuant to subcustodial arrangements in banks outside the U.S. or branches of U.S. banks outside the U.S.

Keep this supplement with your statement of additional information.

Lit No. MFGEBS-435-0720O CGD/10149-S81367